UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 8, 2008

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37660
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN	July 8, 2008

Item 5.02(b) and (c) – Departure and Appointment of Certain Officers

On July 8, 2008, the registrant announced the retirement of two executive officers, including that of Richard A. Lorraine as principal financial officer effective September 1, 2008, and several resulting executive officer appointments, including that of Curtis E. Espeland, currently principal accounting officer, as principal financial officer succeeding Mr. Lorraine and of Scott V. King as principal accounting officer succeeding Mr. Espeland.

The full text of the registrant’s release announcing these and the other executive retirements and appointments, including biographical information, previous positions with the registrant, and other business experience, is filed as Exhibit 99.01 to this Form 8-K and is incorporated herein by reference.

Item 9.01(d) -- Exhibits

The following exhibit is filed pursuant to Item 9.01(d):

99.01 Public announcement by the registrant on July 8, 2008 of executive retirements and appointments

EASTMAN CHEMICAL COMPANY - EMN	July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By: /s/Curtis E. Espeland Curtis E. Espeland Vice President, Finance and Chief Accounting Officer
Date: July 11, 2008